UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2013
Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28259	84-1516745
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

750 – 650 West Georgia Street
Vancouver, British Columbia, Canada	V6B 4N7
(Address of principal executive offices)	(Zip Code)

(604) 609-7736
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual General Meeting of the stockholders (the “Annual Meeting”) of Destiny Media Technologies Inc. (the “Company”) was held on February 28, 2013. At the Annual Meeting, the stockholders approved by majority vote the following two proposals:

Proposal One

To elect the following persons to serve as directors of the Company until the next annual meeting of the stockholders:

Nominee	For	Against	Abstain/Withheld	Broker Non-Votes
Steve Vestergaard	24,943,187	--	--	10,055,334
Edward Kolic	24,943,187	--	--	10,055,334
Lawrence Langs	24,943,187	--	--	10,055,334
Yoshitaro Kumagai	24,943,187	--	--	10,055,334

Proposal Two

To ratify the appointment of BDO Canada LLP s as the Company’s independent registered public accounting firm for the year ending August 31, 2013.

Name of Auditor	For	Against	Abstain/Withheld	Broker Non-Votes
BDO Canada LLP	34,993,521	5,000	--	10,055,334

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: October 28, 2013
By:

/s/ STEVEN E. VESTERGAARD
STEVEN E. VESTERGAARD
Chief Executive Officer and President